August 2021 Subordinated Debt Investor Presentation Exhibit 99.2

DISCLAIMER

FORWARD-LOOKING STATEMENTS

This presentation contains, and future oral and written statements of Triumph Bancorp, Inc. ("TBK," "we," "our" or "us") may contain, forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "could," "may," "will," "should," "seeks," "likely," "intends," "plans," "pro forma," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses (including our acquisition of HubTran Inc. and developments related to our acquisition of Transport Financial Solutions and the related over-formula advances) and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation (including related to our pending litigation with the United States Postal Service and a counterparty relating to certain misdirected payments) and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages;failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2021.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding

Unless otherwise referenced, all data presented herein is as of, or for the indicated period, ended June 30, 2021.

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DISCLAIMER **(CONT'D)**

DISCLAIMERS

This presentation has been prepared by TBK solely for informational purposes based on its own information, as well as information from public sources. This presentation (references to which shall be deemed to include any information which has been or may be supplied in writing or orally in connection herewith or in connection with any further inquiries) is being delivered pursuant to a separate confidentiality agreement to a limited number of parties who, it is believed, may be interested in a potential mutually negotiated transaction (the "Potential Transaction"). This presentation is for the exclusive use of the persons to whom it is addressed and their advisers, and is subject to such confidentiality agreement, which strictly limits the disclosure, circulation, use and reproduction of the information contained in this presentation. financial advisor. By its acceptance hereof, each recipient agrees (in addition to any obligations it may have under such confidentiality agreement) that neither it nor its agents, representatives, advisers, affiliates, officers, directors or employees will copy, reproduce or distribute to others this presentation, in whole or in part, at any time without the prior written consent of TBK and that it will keep confidential all information contained herein in accordance with the provisions of such confidentiality agreement and will use this presentation for the sole purpose of evaluating the Potential Transaction. This presentation has been prepared to assist interested parties in making their own evaluation of TBK and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of TBK and the data set forth in the presentation and other information provided by or on behalf of TBK. Nothing in this presentation shall be construed as giving legal, financial, tax, accounting or other advice of any kind. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities described in this presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation.

No representation or warranty, express or implied, is or will be given by TBK or its agents, representatives, advisers, affiliates, officers, directors, employees or partners or any other person as to the accuracy, completeness or fairness of this presentation or the information herein, nor shall any of the foregoing have any responsibility or liability whatsoever for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. All persons using this presentation does so entirely at their own risk. Any party considering a transaction with TBK is not entitled to rely on this presentation and must rely solely on its own due diligence and on any representations, warranties and/or covenants set forth in a fully executed, definitive written agreement relating to the Potential Transaction. Recipients of this presentation are presumed to be familiar with the industry in which TBK operates in general, and accordingly, this presentation contains only select operating, financial and other information about TBK and the Proposed Transaction. The presentation is not intended to provide the sole basis for an evaluation of the Proposed Transaction: each recipient must determine its own interest in the transaction based on its own due diligence and other investigations.

This presentation is confidential and not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. The information in this presentation may not be reproduced, passed on or divulged, directly or indirectly, to any other person. TBK reserves the right to request the return of this presentation at any time.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of TBK or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

The securities referenced in this presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Certain of the information contained herein may be derived from information provided by industry sources. TBK has not independently verified such information and cannot guarantee the accuracy of such information.

Except where otherwise indicated, this presentation speaks as of the date hereof and the information contained herein is based on TBK management's estimates as of the date hereof. Neither the delivery of this presentation nor a transaction with TBK shall, under any circumstances, create any implication that there has been no change in the affairs of TBK since the date hereof. In furnishing this presentation TBK does not undertake any obligation to update any of the information contained herein or to correct any inaccuracies which may become known or apparent.

By accepting this presentation, the recipient acknowledges and agrees to all the above.

TRIUMPH

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PAGE 4 TERMS OF THE PROPOSED SUBORDINATED DEBT OFFERING (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any ti me by the assigning rating organization. Each rating organization has i ts own methodology for assigning ratings and, accordingly, each rating shou ld be evaluated inde pendently of any other rating Triumph Bancorp, Inc. Subordinated Notes due 2031 $50 million A- by Egan Jones Rating Company1 Regulation D Private Placement with Registration Rights Fixed-to-Floating (Fixed during First Five Years) 10 Years Redemption of Existing Indebtedness 5 Years Piper Sandler & Co., Raymond James & Associates Issuer Security Amount Security Rating Issuance Type Offering Structure Term Use of Proceeds No-Call Period Placement Agents

PAGE 5 COMPANY OVERVIEW TOTAL ASSETS $6.0 billion MARKET CAP(1) $2.1 billion TOTAL LOANS $4.9 billion TOTAL DEPOSITS $4.7 billion N ote: Data is as of Ju ne 30, 2021, except as noted below Sou rce: S&P Global Market Intelligence (1) Data is as of August 11, 2021 Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company headquartered in Dallas, Texas, offering a diversified line of banking, payments, and factoring services through its banking subsidiary, TBK Bank, SSB 63 Locations Across the U.S.

Q2 2021 TBK SEGMENT INFORMATION

Segment Name	Banking / Corporate	Factoring	Payments	
TRIUMPH:	TBK BANK	TRIUMPH BUSINESS CAPITAL	TRIUMPH PAY	
Revenue*	$55.7 million	$44.8 million	$3.6 million	$2.6 million[2]
YoY Growth - %	*1.5%*[1]	*135.8%*	*500.0%*	*333.3%*[2]
Expenses	$42.8 million	$17.2 million	$7.8 million[3]	$6.5 million[2 3]
YoY Growth - %	*14.4%*	*43.3%*	*136.4%*	*97.0%*[2 3]
Business Segment Description	**Banking offerings include a full suite of traditional and commercial finance lending and deposit products and services focused on local and national market areas. These activities generate a stable source of core deposits and a diverse asset base to support overall activities**	**Factoring includes the operations of Triumph Business Capital with revenue derived from factoring services**	**Payments includes the operations of TBK Bank's TriumphPay division, which is the payments network for trucking; creating frictionless presentment, audit, and payment of invoices. The Payments segment derives its revenue from transaction fees and interest income on factored receivables related to invoice payments**	

Excludes Impact of HubTran:

Purchased a cloud based SaaS company in June 2021 that provides back-office automation services to the trucking industry allowing Triumph to enhance its value proposition to its transportation clients and stakeholders

* Defined as Net Interest Income + Noninterest Income
(1) YOY comparison excludes gain on sale of division in 2Q2020 of $9.8 million; Reconciliations of non-GAAP financial measures can be found at the end of the presentation
(2) Secondary values adjusted to exclude the impact of the HubTran acquisition in 2Q2021; Reconciliations of non-GAAP financial measures can be found at the end of the presentation
(3) Adjusted to exclude the closing costs ($3 million) associated with the HubTran acquisition in 2Q2021; Reconciliations of non-GAAP financial measures can be found at the end of the presentation

TRIUMPH
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Q2 2021 CONSOLIDATED RESULTS

- Diluted earnings per share of $1.08 for the quarter, or $1.17 when adjusted for HubTran closing costs[3]
- Total loans held for investment decreased $253.3 million, major changes experienced in:
  - Factored Receivables increased $190 million
  - Mortgage Warehouse decreased $178 million
  - PPP loans decreased $102 million
- Total deposits decreased $64.2 million
  - NIB DDA growth of $165.9 million to 38% of total deposits
  - Time Deposits decreased $339.7 million
- Triumph Business Capital:
  - Purchased 1.4 million invoices for a total of $3.1 billion
    - Average invoice price of $2,189
  - Crossed 10,000 clients finishing 2Q21 at 10,219
    - Up 3,917 from 2Q20
- TriumphPay:
  - Closed the HubTran acquisition
  - Added 5 HubTran factors following the announcement
  - Added 25 brokers
    - Included two tier 1 brokers[4]
  - Paid 3.2 million invoices for a total of $3.4 billion

$27.2 million
Net income to common stockholders

TRIUMPHPAY PAYMENT VOLUME[1]
$13.7B

NIM
6.47%
Net Interest Margin[2]

TBC PURCHASED INVOICES
1.4 MM

ROATCE
20.92%
Return on Average Tangible Common Equity[3]

(1) Annualized
(2) Includes discount accretion on purchased loans of $2,161 in Q2 2021 (dollars in thousands)
(3) Reconciliations of non-GAAP financial measures can be found at the end of the presentation
(4) Tier 1 brokers are defined as over the road trucking brokers with over $500 million of annualized revenue

TRIUMPH
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EXPERIENCED MANAGEMENT TEAM



AARON P. GRAFT

Founder, Vice Chairman & Chief Executive Officer

Mr. Graft is the Founder, Vice Chairman and Chief Executive Officer of Triumph Bancorp, Inc. Prior to establishing Triumph Bancorp, Inc., Mr. Graft served as the Founder and President of Triumph Land and Capital Management, LLC, where he oversaw the management of several multi-family and commercial real estate projects in receivership and led the acquisition of multiple pools of distressed debt secured by multi-family projects. Prior to Triumph, Mr. Graft worked for Fulbright & Jaworski, LLP (now Norton Rose Fulbright US LLP) where he focused on distressed loan workouts.



R. BRYCE FOWLER

Executive Vice President, Chief Financial Officer & Treasurer

Mr. Fowler is the Executive Vice President, Chief Financial Officer and Treasurer of Triumph Bancorp, Inc. His career includes fifteen years with Bluebonnet Savings Bank, SSB. where he served as Director, President and Chief Financial Officer. Subsequent to the planned liquidation of Bluebonnet, Mr. Fowler was a partner in Cyma Fund Advisors, which managed a $100 million capital investment in a leveraged investment strategy. Mr. Fowler began his career in 1980 in public accounting as an auditor primarily serving financial institution clients.



W. BRAD VOSS

Executive Vice President & Chief Financial Officer (Effective September 1st)

Mr. Voss joined Triumph in a consulting engagement in 2011 and has served in various finance roles since joining the Company full-time in 2012. Prior to being appointed CFO, he led balance sheet strategy, capital issuance, investments, liquidity, and funding as Executive Vice President and Treasurer of TBK Bank. Mr. Voss joined Triumph from CSG Investments (an affiliate of Beal Bank), where he led the sourcing, analysis and execution of investments in distressed securities as Senior Vice President and Portfolio Manager. Earlier in his career, he served as a Portfolio Manager for Highland Capital Management, L.P. and worked in the institutional equities divisions of Donaldson, Lufkin & Jenrette and Bear Stearns.



GAIL LEHMANN

Executive Vice President & Secretary

Ms. Lehmann is Executive Vice President and secretary of Triumph Bancorp, Inc. She previously served as executive vice president, chief operating officer, chief information officer and secretary under Triumph's former name, Equity Bank, SSB. Prior to that, Ms. Lehmann served as corporate compliance officer and senior vice president of risk management for Bluebonnet Savings Bank, FSB. Ms. Lehmann has been in the banking industry for over 35 years, having worked at community banks, an international bank and several multi-bank holding companies ranging in size up to $5.3 billion. She has experience in all facets of banking operations having held positions in virtually all areas of bank operations.



ADAM NELSON

Executive Vice President, General Counsel

Mr. Nelson joined Triumph in 2013 and serves as the Executive Vice President and General Counsel of Triumph Bancorp, Inc. Prior to joining Triumph, Mr. Nelson served as Vice President and Deputy General Counsel of ACE Cash Express, Inc., a financial services retailer. Prior to ACE, Mr. Nelson was an attorney with the firm of Weil Gotshal & Manges, LLP, where he focused on mergers and acquisitions, management-led buyouts, and private equity transactions.

TRIUMPH
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PAGE 9 MATERIAL INSIDER OWNERSHIP (1) Market and shareholder data as of August 4th, 2021 Sou rce: IR Insight and Company filings Shares(1) Nam e T itle Position % Outstanding Market Value ($000s) Carlos M. Sepulveda Jr Chairman, Director 380,869 1.52% 29,144$ C Todd Sparks Director 305,7 31 1.22 23,395 Douglas M Kratz Former Director 295,996 1.18 22,650 Aaron P Graft Vice Chairman & CEO 239,069 0.95 18,294 Richard Loren Davis Director 221,646 0.88 16,960 Charles Albert Anderson Director 126,631 0.50 9,690 Michael P Rafferty Director 32,315 0.13 2,473 Gail Lehmann EVP, Secretary 29,480 0.12 2,256 Maribess L Miller Director 16,7 31 0.07 1,280 Adam D Nelson EVP, General Counsel 14,97 6 0.06 1,146 Frederick Perpall Director 9,97 7 0.04 763 R Bry ce Fowler EVP, Chief Financial Officer 8,284 0.03 634 Laura Easley Director 1 ,7 17 0.01 131 Debra A. Bradford Director 1 ,651 0.01 126 Todd Ritterbusch EVP, Chief Lending Officer 952 0.00 73 Total 1,686,025 6.7 2% 129,015$

PAGE 10 BALANCE SHEET TRENDS Total Assets ($M) Total Loans ($M)* Tangible Common Equity ($M)1 Total Deposits ($M) $2,641 $3,499 $4,560 $5,060 $5,936 $6,016 '16Y '17Y '18Y '19Y '20Y 2Q'21 $233 $318 $437 $446 $492 $461 '16Y '17Y '18Y '19Y '20Y 2Q'21 $190 $135 $2,028 $2,811 $3,611 $4,197 $5,021 $4,862 '16Y '17Y '18Y '19Y '20Y 2Q'21 $2,016 $2,621 $3,450 $3,790 $4,717 $4,725 '16Y '17Y '18Y '19Y '20Y 2Q'21 PPP * Total loans includes loans held for sale Sou rce: Company filings; S&P Global Market Intelligence (1) Reconciliations of non-GAAP financial measures can be found at the end of the presentation

PAGE 11 PERFORMANCE TRENDS Net Interest Margin (%) Non-interest Income / Op Revenue (%) ROAA and ROAE (%) Efficiency Ratio (%) 5.9% 5.9% 6.3% 5.9% 5.7% 6.3% '16Y '17Y '18Y '19Y '20Y 06/30/21 YTD 1.0% 1.3% 1.3% 1.2% 1.2% 2.1% 7.3% 10.7% 9.2% 9.0% 9.7% 16.3% '16Y '17Y '18Y '19Y '20Y 06/30/21 YTD ROAA ROAE 15.7% 20.7% 9.2% 11.0% 17.5% 14.0% '16Y '17Y '18Y '19Y '20Y 06/30/21 YTD 69.8% 63.0% 66.9% 71.0% 64.4% 65.4% '16Y '17Y '18Y '19Y '20Y 06/30/21 YTD Sou rce: Company filings; S&P Global Market Intelligence

PAGE 12 YIELD & COST TRENDS Yield on Loans & Earnings Assets (%) Cost of Deposits and Funds (%) * For the three months ended June 30, 2021, annualized Sou rce: Company filings; S&P Global Market Intelligence 7.71% 7.55% 8.07% 7.75% 7.00% 7.77% 6.55% 6.74% 7.35% 7.20% 6.46% 6.79% '16Y '17Y '18Y '19Y '20Y 2Q'21* Yield on Loans Yield on Earning Assets 0.59% 0.62% 0.80% 1.12% 0.67% 0.20% 0.68% 0.86% 1.09% 1.36% 0.80% 0.34% '16Y '17Y '18Y '19Y '20Y 2Q'21* Cost of Deposits Cost of Funds

PAGE 13 ROBUST REVENUE STREAM Total Revenues $201.5 million For the Six Months Ended June 30, 2021 Non-Interest Income (by Segment) $28.2 million 86% 14% 63% 32% 5% Non-Interest Income Net Interest Income Sou rce: Company filings; S&P Global Market Intelligence Banking & Corporate Factoring Payments

PAGE 14 • Adjusted operating non-interest expense totaled $67.8 million for the quarter ended June 30, 2021: • Includes one month of run-rate expenses of $1.3 million associated with the HubTran acquisition • Excludes $3.0 million in one-time transaction fees associated with the HubTran acquisition Operating Non-Interest Expense Composition ($ in thousands) OPERATING NON-INTEREST EXPENSE $30,804 $31 ,651 $33,798 $35,980 $41 ,658 $4,964 $5,574 $7 ,046 $5,779 $6,112 $1 ,651 $3,265 $2,326 $2,545 $2,060 $2,046 $2,141 $2,065 $1 ,975 $2,428 $1 3,261 $1 2,666 $1 4,063 $1 4,613 $1 5,548 $52,726 $55,297 $59,298 $60,892 $67 ,806 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 Salaries & Benefits Occupancy & Equipment Professional Fees Amortization of Intangibles Other Sou rce: Company filings; S&P Global Market Intelligence

PAGE 15 TBK LOAN PORTFOLIO DETAIL N ote: Composition represented by factoring includes TriumphPay (1) Includes $1 million of 1-4 residential mortgage loans held for sale and $20 million in CRE held for sale (2) Includes $11 million of l iquid credit loans held for sale Please See Following Pages for Additional TBC Detail Loan Portfolio Breakout ($M) Select Commentary (as of June 30, 2021) • The loan portfolio holds $4.9 billion of loans and leases, down approximately 5%, or $253 million, from the previous quarter, with a yield of 7.77% • The Company carried 1,390 loans resulting from the Paycheck Protection Program (“PPP”) representing a book value of $135 million • This is a 43% decrease, or $102 million, from the previous quarter • Bank level concentration of CRE loans to total risk based capital is 107% • Loans resulting from the operations of Triumph Business Capital comprises 29% of the portfolio • No exposure to exploration and production or reserve-based energy lending Factoring $1 ,398 Real Estate¹ $1 ,134 Mortgage Warehouse $854 Equipment Finance $604 Commercial $502 Asset-Based Lending $1 81 Liquid Credit² $1 76 Consumer $1 2 29% 23% 18% 12% 10% 4% 4% <1% Total Loans: $4.9 Billion

TRIUMPH BUSINESS CAPITAL (“TBC”) FACTORING

By proudly serving over-the-road trucking, Triumph Business Capital has become a leading player in a large and profitable sector of the transportation industry.

Products we offer to transportation clients include:

- Factoring & working capital
- Equipment finance
- Fuel cards
- Insurance brokerage
- Checking
- Treasury management
- Commercial lending

TBC’s Segment Contribution Trends:

Revenue* as a (%) of Total Gross Revenue



22.7%
33.6%
32.8%
36.6%
43.6%
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21

Loans as a (%) of Total Loans



12.0%
19.6%
20.7%
22.0%
26.6%
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21

* Revenue and gross revenue defined as interest income plus non-interest income
Note: Triumph Business Capital and Total Gross Revenue adjusted for revaluing the indemnification asset and the difference between the value of the stock issued to CVLG and the value returned in the TFS amended transaction agreement

TRIUMPH
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PAGE 17 TRIUMPH BUSINESS CAPITAL FACTORING (CONT’D) [ Pi e Chart ] Transport at ion Non- Transportati on 89% 11% [ Bar/Li ne Chart ] Total Purchases Number of Invoi ces Purchased [ Bar Chart ] Average Invoice Size * Does not include $41.3 million charge-off related to the TFS acqu isition, $35.6 million of which was indemnified and reimbursed to us by Covenant Logistics Grou p, Inc. The charge-off contributed approximately 1.99% to the unadjusted 2.30% trailing 12 qu arter average net charge off rate for June 30, 2021 N ote: On Ju ly 8, 2020, we acqu ired $107.5 million of factored receivables from Transport Financial Solutions. On June 2, 2018 , we acquired $131.0 million of transportation factoring assets via the acqu isition of Interstate Capital Corporation and certain of its affiliates Client Portfolio Mix Select Highlights (as of June 30 ,2021) 91% 9% T ransportation Non- T ransportation • Y ield of 14.99% for the quarter ending June 30, 2021 • Net charge-off rate of 0.04% for the quarter ending June 30, 2021 • Largest client & debtor concentrations for the quarter ending June 30, 2021 were 2.5% of NFE and 4.2% NFE, respectively • A/R Turn Days for the quarter ending 6/30/2021 was 37.1 • Annualized NCOs trailing 12 quarter average as of 6/30/2021 was 0.31%* $365 $3,068 237 1 ,402 1Q '1 5 2 Q '1 5 3 Q '1 5 4 Q '1 5 1Q '1 6 2 Q '1 6 3 Q '1 6 4 Q '1 6 1Q '1 7 2 Q '1 7 3 Q '1 7 4 Q '1 7 1Q '1 8 2 Q '1 8 3 Q '1 8 4 Q '1 8 1Q '1 9 2 Q '1 9 3 Q '1 9 4 Q '1 9 1Q '2 0 2 Q '2 0 3 Q '2 0 4 Q '2 0 1Q '2 1 2 Q '2 1 Purchased Amount ($M) Purchased Invoices (k) $1 .5 $2.2 $1 .5 $2.1 1Q '1 5 2 Q '1 5 3 Q '1 5 4 Q '1 5 1Q '1 6 2 Q '1 6 3 Q '1 6 4 Q '1 6 1Q '1 7 2 Q '1 7 3 Q '1 7 4 Q '1 7 1Q '1 8 2 Q '1 8 3 Q '1 8 4 Q '1 8 1Q '1 9 2 Q '1 9 3 Q '1 9 4 Q '1 9 1Q '2 0 2 Q '2 0 3 Q '2 0 4 Q '2 0 1Q '2 1 2 Q '2 1 Avg Invoice Size ($k) Avg Transportation Invoice Size ($k)

PAGE 18 ASSET QUALITY TRENDS NCOs / Average Loans (%)* NPAs / Total Assets (%) Past Due / Total Loans (%) ACL / Total Loans (%) * 1Q21 includes $41.3 million charge-off related to the TFS acqu isition, $35.6 million of which was indemnified and reimbursed to us by Covenant Logistics Grou p, Inc. The charge-off contributed approximately 0.85%, or substantially all of the net charge-off rate for the quarter. 0.02% 0.02% 0.03% 0.85%* 0.01% 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 1.50% 2.40% 3.22% 1.96% 2.28% 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 1.20% 1.52% 1.15% 1.15% 0.97% 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 1.24% 1.88% 1.92% 0.94% 0.95% 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21

PAGE 19 COVID-19 UPDATE: EXPOSURE INDUSTRY TOTAL EXPOSURE1 % OF GROSS LOANS LOANS IN DEFERRAL Retail $160.8 3.3% $— Office $187.6 3.9% $— Hospitality $119.8 2.5% $18.7 Health Care/Senior Care $44.5 0.9% $— Restaurants $32.4 0.7% $— OFFICE TOTAL EXPOSURE1 Non-owner occupied $158.2 Owner occupied $28.3 Construction-development $1.2 Exposure to industries most impacted by COVID-19 as of June 30, 2021 RETAIL TOTAL EXPOSURE1 Vehicle lending (DFP) $47.8 Retail real estate $41.9 Grocery and sundries2 $29.9 Factoring $11.0 Other $30.2 (1) On balance sheet loans and unfunded commitments to lend; excludes Paycheck Protection Program loans (2) Includes exposure to grocery, pharmacy, gas stations, convenience stores and pet stores ($ in millions) ($ in millions) ($ in millions)

PAGE 20 COVID-19 UPDATE: LOAN DEFERRALS ($ in millions) BALANCE OF LOANS IN DEFERRAL TOTAL LOANS % OF PORTFOLIO 1Q21 2Q21 2Q21 2Q21 Commercial real estate $71.7 $51.6 $701.6 7% Construction, land development, land $1.3 $1.3 $185.4 1% 1-4 family residential $1.2 $0.5 $135.3 —% Farmland $— $— $91.1 —% Commercial $11.1 $0.3 $1,453.6 —% Factored receivables $— $— $1,398.3 —% Consumer $— $— $12.4 —% Mortgage warehouse $— $— $853.5 —% Total $85.3 $53.7 $4,831.2 1% Loans modified for borrowers impacted by the COVID-19 pandemic have decreased from the prior quarter

PAGE 21 NIB Dem and $1 ,804 IB Demand $7 61 Money Mkt $395 Savings $47 4 IRA $87 CDs $613 Brokered Time $307 Other Brokered $285 TBK DEPOSIT SUCCESS * Transaction deposits defined as noninterest and interest bearing checking, Money Market and Savings deposits (1) Ju ne 30, 2019 is the quarter end prior to the strategic shift we announced during the second half of 2019 Current as of June 30, 2021 and Changes From June 30, 2019(1): Select Deposit Trends $2,100 $2,600 $2,700 $2,900 $3,200 $3,400 2Q'19¹ 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 T ransaction Deposits Transaction deposits up 65.5% Non-Interest Bearing Deposits Non-interest bearing demand up $1.1 billion from 19% to 38% of deposit base Cost of Deposits Cost of total deposits down by 94bps from 1 .14% to 0.20% Deposit Composition ($ in millions): 38% 16% 2% 8% 10% 13% 6% 6% Total Deposits: $4.7 Billion Transaction Deposits ($ in millions)* Transaction Deposi ts* $3.4B

PAGE 22 TBK BANK LIQUIDITY AND SECURITIES PORTFOLIO (AS OF JUNE 30, 2021) (1) Other security types includes SBAs, foreign bonds, and CMOs (2) Largely consists of de-feased municipal bonds Portfolio Breakout by Type Portfolio Breakout by Classification Portfolio Breakout by Overall Rating 97% 3% AFS Other 60% 16% 9% 6% 4% 2% 3% CLO Muni MBS Agency Agency ABS Corporate Other¹ Cash & Cash Equivalents $437 Million Securities Portfolio1 $199 Million 2Q’21 Weighted Average Yield 2.45% Effective Duration 0.67 Years 28% 18% 43% 2% 2% 7% AAA Gov't Gtd / Agency AA A BBB NR²

PAGE 23 INTEREST RATE SENSITIVITY At June 30, 2021: % Variance from Base Case Scenario • Net interest income forecasted on static balance sheet projections based on regulatory guidance • Assumes no negative rates • We use interest rate risk simulation models and shock analyses to test the interest rate sensitivity of net interest income and economic value of equity. Contractual maturities and re-pricing opportunities of loans are incorporated into the model and are based on pricing of recent originations. The average lives of non-maturity deposit accounts are based on decay assumptions and are incorporated into the model. All of the assumptions used in our analyses are inherently uncertain and, as a result, the model cannot precisely measure future net interest income or precisely predict the impact of fluctuations in market interest rates on net interest income. Actual results will differ from the model’s simulated results due to timing, magnitude, and frequency of interest rate changes as well as changes in market conditions and the application and timing of various management strategies Change Change in Interest Rate to Change in: (bps) 12M Net Interest Income Economic Value of Equity +400 25.0% 36.0% +300 19.0% 28.0% +200 13.0% 20.0% +100 8.0% 10.0% -100 (1.0%) (11.0%)

PAGE 24 SOURCES OF LIQUIDITY AND CURRENT DEBT PROFILE N on- i nterest bearing demand Interest bearing demand Individual reti rement acount s Money market Savings Certi fi cates of deposi t Brokered t i me deposit s Ot her brokered deposi ts 29% 14% 2% 8% 9% 17% 11% 10% Cost of i nterest beari ng deposits 0.54% Cost of t ot al funds 0. 51% Triumph Bancorp, Inc. Parent Company Only: ✓ The following are sources of liquidity at the holding company: ▪ $44.4 million of cash as of June 30, 2021 TBK Bank, SSB: ✓ The following are sources of liquidity at the Bank: ▪ $437 million of cash on the balance sheet ▪ $98 million of unencumbered investment securities ▪ $966 million of undrawn capacity from the FHLB ($130 million outstanding as of June 30, 2021) ▪ $535 million of undrawn capacity with the Federal Reserve Bank of Dallas ▪ $228 million of unsecured lines of credit with other banking institutions ▪ $166 million in marketable syndicated loans ▪ Existing relationships with multiple funding sources Other capital instruments include: ($ in thousands) Face Carrying Interest Rate Instrument Type Creditor Issue Date Maturity Date Amount Value as of 06/30/21 Subordinated Notes¹ Public Investors 09/30/16 09/30/26 $50,000 $49,37 2 6.500% Subordinated Notes Public Investors 11/27 /19 11/27 /29 $39,500 $38,249 4.87 5% Junior 'Subordinated Notes TruPs ColoEast Capital Trust I 08/23/05 09/30/35 $5,155 $3,646 1.7 47 % Junior 'Subordinated Notes TruPs ColoEast Capital Trust II 03/14/07 03/31/37 $6,7 00 $4,7 43 1.937 % Junior 'Subordinated Notes TruPs National Bancshares Capital Trust II 09/03/03 09/03/33 $15,464 $13,284 3.119% Junior 'Subordinated Notes TruPs National Bancshares Capital Trust III 06/29/06 07 /07 /36 $17 ,526 $13,080 1.824% Junior 'Subordinated Notes TruPs Valley Bancorp Statutory Trust I 09/26/02 09/26/32 $3,093 $2,886 3.546% Junior 'Subordinated Notes TruPs Valley Bancorp Statutory Trust II 06/17 /04 06/18/34 $3,093 $2,694 2.87 5% Series C Preferred Stock Public Investors 06/19/20 Perpetual $45,000 $45,000 7 .125% (1) The Company intends to u se the proceeds from offering to redeem this security Sou rce: Company filings; S&P Global Market Intelligence

PAGE 25 REGULATORY CAPITAL TRENDS (1) A ssumes proceeds of $50.0 million from the proposed offering of subordinated notes. Assumes proceeds are used to redeem $50.0 million of extant subordinated indebtedness with no net proceeds down streamed to the Bank Sou rce: Company filings; S&P Global Market Intelligence Common Equity Tier 1 (%) Tier 1 (%) Total Risk Based Capital (%) Tier 1 Leverage (%) No Change No Change No Change No Change 9.7% 10.5% 9.5% 9.1% 8.7% 8.7% 10.8% 11.7% 11.4% 11.3% 11.1% 11.1% '17Y '18Y '19Y '20Y 2Q'21 Pro Forma¹ 11.1% 11.5% 10.3% 10.6% 10.3% 10.3% 10.8% 11.7% 11.4% 11.3% 11.1% 11.1% '17Y '18Y '19Y '20Y 2Q'21 Pro Forma¹ Hold Co Bank 11.8% 11.1% 10.0% 10.8% 9.7% 9.7% 11.1% 11.0% 10.9% 11.3% 10.4% 10.4% '17Y '18Y '19Y '20Y 2Q'21 Pro Forma¹ 13.2% 13.4% 12.8% 13.0% 12.7% 12.7% 11.4% 12.4% 12.0% 12.1% 11.8% 11.8% '17Y '18Y '19Y '20Y 2Q'21 Pro Forma¹

PAGE 26 YT D YT D For the Year Ended Decem ber 31, Actual Offering Pro Form a ($M) 2018Y 2019Y 2020Y 6/30/2021 Adjustm ents 6/30/2021 Investment in Subsidiaries $67 9.0 $7 21.0 $801.2 $87 6.1 $0.0 $87 6.1 Consolidated Equity 636.6 636.6 7 26.8 7 92.4 7 92.4 Double Leverage Ratio 106.7% 113.3% 110.2% 110.6% 110.6% Total Deposit Interest $23.1 $40.2 $27 .4 $5.8 $5.8 Other Borrowing Expense 12.9 15.0 10.0 3.9 (1 .4) 2.5 Total Interest Expense 35.9 55.3 37 .4 9.7 (1 .4) 8.4 Pre-Tax Income $66.5 $7 5.4 $84.7 $7 9.5 $7 9.5 Preferred Stock Dividends³ $0.7 $0.0 $2.3 $2.1 $2.1 Ratio of Earnings to Interest Expense: Including Deposit Expense 2.9x 2.4x 3.3x 9.2x 10.7 x Excluding Deposit Expense 6.2x 6.0x 9.5x 21.4x 33.0x Ratio of Earnings to Interest Expense & Preferred Stock Dividends: Including Deposit Expense 2.8x 2.4x 3.1x 7 .6x 8.6x Excluding Deposit Expense 5.8x 6.0x 7 .7 x 14.0x 18.2x Double Leverage Interest Coverage PRO FORMA INTEREST COVERAGE & DOUBLE LEVERAGE (1) A ssumes proceeds of $50.0 million from the proposed offering of subordinated notes. Assumes proceeds are used to redeem $50.0 million of extant subordinated indebtedness with no net proceeds down streamed to the Bank (2) For i llustrative purposes only. Assumes offering proceeds of $50.0 million with an illustrative 3.75% coupon; includes the pr o forma impact of the redemption of any outstanding su bordinated notes at 6.50% (3) The preferred stock dividend requirement represents the amount of pre-tax earnings requ ired to cover the preferred stock dividend calculated based on the Company's effective income tax rate for the period Sou rce: Company filings; S&P Global Market Intelligence 1 2

PAGE 27 FINANCIAL HIGHLIGHTS (1) Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Adjusted metrics exclude material gains and expenses related to acquisition-related activities, net of tax where applicable; (2) Includes discou nt accretion on purchased loans of $2,161 in 2Q21, $3,501 in 1Q21, $2,334 in 4Q20, $4,104 in 3Q20, and $2,139 in 2Q20 (dollars in thou sands); (3) Asset qu ality ratios exclude loans held for sale, except for nonperforming assets Sou rce: Company filings; S&P Global Market Intelligence Key Metrics June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 Performance ratios - annualized Return on average assets 1 .8 4% 2 .2 9% 2 .2 1% 1 .6 5% 0.9 9 % Return on average tangible common equity (ROATCE) (1) 2 0.9 2% 2 6 .1 9% 2 5 .7 0% 1 9 .4 3% 1 2 .9 6 % Yield on loans(2) 7 .7 7% 7 .2 4% 7 .2 0% 7 .05% 6 .5 2 % Cost of total deposits 0.2 0% 0.2 8% 0.3 8% 0.5 6% 0.7 9 % Net interest margin(2) 6 .4 7% 6 .06% 6 .2 0% 5 .8 3% 5 .1 1 % Net non-interest expense to average assets 3 .7 5% 3 .1 4% 2 .5 4% 3 .2 3% 2 .4 0 % Adjusted net non-interest expense to average assets (1) 3 .5 5% 3 .1 4% 2 .5 4% 3 .1 7% 3 .1 1 % Efficiency ratio 6 7 .9 6% 6 2 .5 7% 5 5 .9 5% 6 5 .1 5% 6 2 .5 6 % Adjusted eff iciency ratio (1) 6 5 .09% 6 2 .5 7% 5 5 .9 5% 6 4 .1 8% 7 0.7 5 % Asset Quality(3) Non-performing assets to total assets 0.9 7% 1 .1 5% 1 .1 5% 1 .5 2% 1 .2 0 % ACL to total loans 0.9 5% 0.9 4% 1 .9 2% 1 .8 8% 1 .2 4 % Net charge-offs to average loans 0.01% 0.8 5% 0.03% 0.02% 0.02 % Capital Tier 1 capital to average assets 9 .7 3% 1 0.8 9% 1 0.8 0% 1 0.7 5% 9 .9 8 % Tier 1 capital to risk-w eighted assets 1 0.3 3% 1 1 .2 8% 1 0.6 0% 1 0.3 2% 1 0.5 7 % Common equity tier 1 capital to risk-w eighted assets 8 .7 4% 9 .7 2% 9 .05% 8 .7 2% 8 .8 4 % Total capital to risk-w eighted assets 1 2 .6 5% 1 3 .5 8% 1 3 .03% 1 2 .9 4% 1 3 .4 4 % Per Share Amounts Book value per share $ 2 9 .7 6 $ 2 8 .9 0 $ 2 7 .4 2 $ 2 6 .1 1 $ 2 5 .2 8 Tangible book value per share (1) $ 1 8 .3 5 $ 2 1 .3 4 $ 1 9 .7 8 $ 1 8 .3 8 $ 1 7 .5 9 Basic earnings per common share $ 1 .1 0 $ 1 .3 4 $ 1 .2 7 $ 0 .8 9 $ 0 .5 6 Diluted earnings per common share $ 1 .08 $ 1 .3 2 $ 1 .2 5 $ 0 .8 9 $ 0 .5 6 Adjusted diluted earnings per common share(1) $ 1 .1 7 $ 1 .3 2 $ 1 .2 5 $ 0 .9 1 $ 0 .2 5 As of and for the Three Months Ended

NON-GAAP FINANCIAL RECONCILIATION

(Dollars in thousands, except share and per share amounts)	As of and for the Three Months Ended June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net income available to common stockholders	$ 27,180	$ 33,122	$ 31,328	$ 22,005	$ 13,440
Transaction costs	2,992	-	-	827	-
Gain on sale of subsidiary or division	-	-	-	-	(9,758)
Tax effect of adjustments	(715)	-	-	(197)	2,451
Adjusted net income available to common stockholders - diluted	$ 29,457	$ 33,122	$ 31,328	$ 22,635	$ 6,133
Weighted average shares outstanding - diluted	25,209,007	25,170,938	25,053,386	24,802,388	24,074,442
Adjusted diluted earnings per common share	$ 1.17	$ 1.32	$ 1.25	$ 0.91	$ 0.25
Average total stockholders' equity	$ 786,404	$ 746,849	$ 720,892	$ 688,327	$ 610,258
Average preferred stock liquidation preference	(45,000)	(45,000)	(45,000)	(45,000)	(5,934)
Average total common stockholders' equity	741,404	701,849	675,892	643,327	604,324
Average goodwill and other intangibles	(220,310)	(188,980)	(191,017)	(192,682)	(187,255)
Average tangible common stockholders' equity	$ 521,094	$ 512,869	$ 484,875	$ 450,645	$ 417,069
Net income available to common stockholders	$ 27,180	$ 33,122	$ 31,328	$ 22,005	$ 13,440
Average tangible common equity	521,094	512,869	484,875	450,645	417,069
Return on average tangible common equity	20.92%	26.19%	25.70%	19.43%	12.96%
Net interest income	$ 90,282	$ 83,020	$ 83,598	$ 74,379	$ 64,251
Non-interest income	13,896	14,291	22,386	10,493	20,029
Operating revenue	104,178	97,311	105,984	84,872	84,280
Gain on sale of subsidiary or division	-	-	-	-	(9,758)
Adjusted operating revenue	$ 104,178	$ 97,311	$ 105,984	$ 84,872	$ 74,522
Non-interest expenses	$ 70,798	$ 60,892	$ 59,298	$ 55,297	$ 52,726
Transaction costs	(2,992)	-	-	(827)	-
Adjusted non-interest expenses	$ 67,806	$ 60,892	$ 59,298	$ 54,470	$ 52,726
Adjusted efficiency ratio	65.09%	62.57%	55.95%	64.18%	70.75%

TRIUMPH
PAGE 28

PAGE 29 NON-GAAP FINANCIAL RECONCILIATION (CONT’D) Met ri cs and non- GAAP f inancial reconcil iation ( cont'd) As of and f or t he Thre Months Ended D ecember 31, Sept ember30, June30, March 31, D ecember31, ( Dol ars i n thousands, except per share amounts) 2020 2020 2020 2020 2019 Adj usted net non-int erest expense t o average asets rati o: N on- i nt erest expenses $59,298 $55, 297 $52,726 $54, 753 $52, 61 Transaction costs — (827) — — — Adj usted non-i nt erest expense 59, 298 54, 470 52, 726 54, 753 52, 661 Total non-i nt erest income 22,386 10,493 20, 029 7, 47 8, 666 Gain on sale of subsidi ary or divison — — ( 9, 758) — — Adj usted non- interest i ncome $22, 386 $10,493 $10,271 $7, 47 $8, 666 Adj ust ed net non-i nt erest expenses $36,912 $43, 97 $42, 455 $47,276 $43, 995 Average t otal assets $5,788, 549 $5, 518,708 $5, 487, 072 $4, 906, 547 $5, 050,860 Adj ust ed net non-i nt erest expense t o average assets rat io 2. 54% 3.17% 3. 1% 3.88% 3. 46% Tot al st ockhol ders' equity $726,781 $693, 842 $656,871 $589, 347 $636,590 Preferred st ock liquidation preference (45,000) (45,000) (45,000) — — Tot al common stockhol ders' equit y 681,781 648, 842 611, 871 589,347 636, 590 Goodwil and ot her intangi bl es ( 189, 922) ( 192, 041) (186,162) (188,208) (190,286) Tangi ble common stockholder s' equit y $491, 859 $456,801 $425, 709 $401,139 $446, 304 Common shares out standing at end of period 24,868,218 24, 851,601 24, 202,686 24, 101, 120 24, 964, 961 Tangible bok value per share $19. 78 $18. 38 $17.59 $16.64 $17.88 Tot al asset s at end of period $5, 935,791 $5, 836,787 $5, 617,493 $5, 353,729 $5, 060,297 Goodwil and other i ntangi bles (189,922) (192,041) ( 186, 162) ( 188, 208) (190,286) Tangible aset s at period end $5, 745,869 $5, 644,746 $5, 431,331 $5, 165,521 $4, 870, 011 Tangible common stockhol ders' equity rat io 8. 56% 8. 09% 7. 84% 7.77% 9.16% (Dollars in thousands, except share and per share amounts) June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $ 7 0,7 9 8 $ 6 0,8 9 2 $ 5 9 ,2 9 8 $ 5 5 ,2 9 7 $ 5 2 ,7 2 6 Transaction costs (2 ,9 9 2 ) - - (8 2 7 ) - Adjusted non-interest expenses $ 6 7 ,8 06 $ 6 0,8 9 2 $ 5 9 ,2 9 8 $ 5 4 ,4 7 0 $ 5 2 ,7 2 6 Total non-interest income $ 1 3 ,8 9 6 $ 1 4 ,2 9 1 $ 2 2 ,3 8 6 $ 1 0,4 9 3 $ 2 0,02 9 Gain on sale of subsidiary or division - - - - (9 ,7 5 8 ) Adjusted non-interest income $ 1 3 ,8 9 6 $ 1 4 ,2 9 1 $ 2 2 ,3 8 6 $ 1 0,4 9 3 $ 1 0,2 7 1 Adjusted net non-interest expenses $ 5 3 ,9 1 0 $ 4 6 ,6 01 $ 3 6 ,9 1 2 $ 4 3 ,9 7 7 $ 4 2 ,4 5 5 Average total assets $ 6 ,09 3 ,8 05 $ 6 ,01 3 ,6 6 8 $ 5 ,7 8 8 ,5 4 9 $ 5 ,5 1 8 ,7 08 $ 5 ,4 8 7 ,07 2 Adjusted net non-interest expense to average assets ratio 3 .5 5% 3 .1 4% 2 .5 4% 3 .1 7% 3 .1 1 % Total stockholders' equity $ 7 9 2 ,3 8 8 $ 7 6 4 ,004 $ 7 2 6 ,7 8 1 $ 6 9 3 ,8 4 2 $ 6 5 6 ,8 7 1 Preferred stock liquidation preference (4 5 ,000) (4 5 ,000) (4 5 ,000) (4 5 ,000) (4 5 ,000) Total common stockholders' equity 7 4 7 ,3 8 8 7 1 9 ,004 6 8 1 ,7 8 1 6 4 8 ,8 4 2 6 1 1 ,8 7 1 Goodw ill and other intangibles (2 8 6 ,5 6 7 ) (1 8 8 ,006 ) (1 8 9 ,9 2 2 ) (1 9 2 ,04 1 ) (1 8 6 ,1 6 2 ) Tangible common stockholders' equity $ 4 6 0,8 2 1 $ 5 3 0,9 9 8 $ 4 9 1 ,8 5 9 $ 4 5 6 ,8 01 $ 4 2 5 ,7 09 Common shares outstanding 2 5 ,1 09 ,7 03 2 4 ,8 8 2 ,9 2 9 2 4 ,8 6 8 ,2 1 8 2 4 ,8 5 1 ,6 01 2 4 ,2 02 ,6 8 6 Tangible book value per share $ 1 8 .3 5 $ 2 1 .3 4 $ 1 9 .7 8 $ 1 8 .3 8 $ 1 7 .5 9 Total assets at end of period $ 6 ,01 5 ,8 7 7 $ 6 ,09 9 ,6 2 8 $ 5 ,9 3 5 ,7 9 1 $ 5 ,8 3 6 ,7 8 7 $ 5 ,6 1 7 ,4 9 3 Goodw ill and other intangibles (2 8 6 ,5 6 7 ) (1 8 8 ,006 ) (1 8 9 ,9 2 2 ) (1 9 2 ,04 1 ) (1 8 6 ,1 6 2 ) Tangible assets at period end $ 5 ,7 2 9 ,3 1 0 $ 5 ,9 1 1 ,6 2 2 $ 5 ,7 4 5 ,8 6 9 $ 5 ,6 4 4 ,7 4 6 $ 5 ,4 3 1 ,3 3 1 Tangible common stockholders' equity ratio 8 .04% 8 .9 8% 8 .5 6% 8 .09% 7 .8 4 % As of and for the Three Months Ended

PAGE 30 NON-GAAP FINANCIAL RECONCILIATION (CONT’D) Met ri cs and non- GAAP f inancial reconcil iation ( cont'd) As of and f or t he Thre Months Ended D ecember 31, Sept ember30, June30, March 31, D ecember31, ( Dol ars i n thousands, except per share amounts) 2020 2020 2020 2020 2019 Adj usted net non-int erest expense t o average asets rati o: N on- i nt erest expenses $59,298 $55, 297 $52,726 $54, 753 $52, 61 Transaction costs — (827) — — — Adj usted non-i nt erest expense 59, 298 54, 470 52, 726 54, 753 52, 661 Total non-i nt erest income 22,386 10,493 20, 029 7, 47 8, 666 Gain on sale of subsidi ary or divison — — ( 9, 758) — — Adj usted non- interest i ncome $22, 386 $10,493 $10,271 $7, 47 $8, 666 Adj ust ed net non-i nt erest expenses $36,912 $43, 97 $42, 455 $47,276 $43, 995 Average t otal assets $5,788, 549 $5, 518,708 $5, 487, 072 $4, 906, 547 $5, 050,860 Adj ust ed net non-i nt erest expense t o average assets rat io 2. 54% 3.17% 3. 1% 3.88% 3. 46% Tot al st ockhol ders' equity $726,781 $693, 842 $656,871 $589, 347 $636,590 Preferred st ock liquidation preference (45,000) (45,000) (45,000) — — Tot al common stockhol ders' equit y 681,781 648, 842 611, 871 589,347 636, 590 Goodwil and ot her intangi bl es ( 189, 922) ( 192, 041) (186,162) (188,208) (190,286) Tangi ble common stockholder s' equit y $491, 859 $456,801 $425, 709 $401,139 $446, 304 Common shares out standing at end of period 24,868,218 24, 851,601 24, 202,686 24, 101, 120 24, 964, 961 Tangible bok value per share $19. 78 $18. 38 $17.59 $16.64 $17.88 Tot al asset s at end of period $5, 935,791 $5, 836,787 $5, 617,493 $5, 353,729 $5, 060,297 Goodwil and other i ntangi bles (189,922) (192,041) ( 186, 162) ( 188, 208) (190,286) Tangible aset s at period end $5, 745,869 $5, 644,746 $5, 431,331 $5, 165,521 $4, 870, 011 Tangible common stockhol ders' equity rat io 8. 56% 8. 09% 7. 84% 7.77% 9.16% As of (Dollars in thousands) 2016 2017 2018 2019 2020 June 30, 2021 Total stockholders' equity $ 2 8 9 ,3 4 5 $ 3 9 1 ,6 9 8 $ 6 3 6 ,6 07 $ 6 3 6 ,5 9 0 $ 7 2 6 ,7 8 1 $ 7 9 2 ,3 8 8 Preferred stock liquidation preference (9 ,7 4 6 ) (9 ,6 5 8 ) - - (4 5 ,000) (4 5 ,000) Total common stockholders' equity $ 2 7 9 ,5 9 9 $ 3 8 2 ,04 0 $ 6 3 6 ,6 07 $ 6 3 6 ,5 9 0 $ 6 8 1 ,7 8 1 $ 7 4 7 ,3 8 8 Goodw ill and other intangibles (4 6 ,5 3 1 ) (6 3 ,7 7 8 ) (1 9 9 ,4 1 7 ) (1 9 0,2 8 6 ) (1 8 9 ,9 2 2 ) (2 8 6 ,5 6 7 ) Tangible common stockholders' equity $ 2 3 3 ,06 8 $ 3 1 8 ,2 6 2 $ 4 3 7 ,1 9 0 $ 4 4 6 ,3 04 $ 4 9 1 ,8 5 9 $ 4 6 0,8 2 1 As of December 31,

PAGE 31 NON-GAAP FINANCIAL RECONCILIATION (CONT’D) Met ri cs and non- GAAP f inancial reconcil iation ( cont'd) As of and f or t he Thre Months Ended D ecember 31, Sept ember30, June30, March 31, D ecember31, ( Dol ars i n thousands, except per share amounts) 2020 2020 2020 2020 2019 Adj usted net non-int erest expense t o average asets rati o: N on- i nt erest expenses $59,298 $55, 297 $52,726 $54, 753 $52, 61 Transaction costs — (827) — — — Adj usted non-i nt erest expense 59, 298 54, 470 52, 726 54, 753 52, 661 Total non-i nt erest income 22,386 10,493 20, 029 7, 47 8, 666 Gain on sale of subsidi ary or divison — — ( 9, 758) — — Adj usted non- interest i ncome $22, 386 $10,493 $10,271 $7, 47 $8, 666 Adj ust ed net non-i nt erest expenses $36,912 $43, 97 $42, 455 $47,276 $43, 995 Average t otal assets $5,788, 549 $5, 518,708 $5, 487, 072 $4, 906, 547 $5, 050,860 Adj ust ed net non-i nt erest expense t o average assets rat io 2. 54% 3.17% 3. 1% 3.88% 3. 46% Tot al st ockhol ders' equity $726,781 $693, 842 $656,871 $589, 347 $636,590 Preferred st ock liquidation preference (45,000) (45,000) (45,000) — — Tot al common stockhol ders' equit y 681,781 648, 842 611, 871 589,347 636, 590 Goodwil and ot her intangi bl es ( 189, 922) ( 192, 041) (186,162) (188,208) (190,286) Tangi ble common stockholder s' equit y $491, 859 $456,801 $425, 709 $401,139 $446, 304 Common shares out standing at end of period 24,868,218 24, 851,601 24, 202,686 24, 101, 120 24, 964, 961 Tangible bok value per share $19. 78 $18. 38 $17.59 $16.64 $17.88 Tot al asset s at end of period $5, 935,791 $5, 836,787 $5, 617,493 $5, 353,729 $5, 060,297 Goodwil and other i ntangi bles (189,922) (192,041) ( 186, 162) ( 188, 208) (190,286) Tangible aset s at period end $5, 745,869 $5, 644,746 $5, 431,331 $5, 165,521 $4, 870, 011 Tangible common stockhol ders' equity rat io 8. 56% 8. 09% 7. 84% 7.77% 9.16% TriumphPay (Dollars in thousands) TriumphPay Excluding HubTran Impact Total revenue 3 ,6 00$ 3 ,6 00$ HubTran revenue — (1 ,000) Adjusted total revenue 3 ,6 00$ 2 ,6 00$ Total expenses 1 0,8 00$ 1 0,8 00$ Transactions costs (HubTran) (3 ,000) (3 ,000) HubTran expenses — (1 ,3 00) Adjusted total expenses 7 ,8 00$ 6 ,5 00$ (Dollars in thousands) GAAP Adjusted Total revenue for the three months ended June 30, 2021 5 5 ,7 00$ 5 5 ,7 00$ Total revenue for the three months ended June 30, 2020 6 4 ,7 00$ 6 4 ,7 00$ Gain on sale of subsidiary or division — (9 ,8 00) Adjusted total revenue for the three months ended June 30, 2020 6 4 ,7 00$ 5 4 ,9 00$ Year over year grow th (1 3 .9%) 1 .5 % Payments Segment For the Three Months Ended June 30, 2021 Banking/Corporate Segment

PAGE 32 NON-GAAP FINANCIAL RECONCILIATION (CONT’D) Met ri cs and non- GAAP f inancial reconcil iation ( cont'd) As of and f or t he Thre Months Ended D ecember 31, Sept ember30, June30, March 31, D ecember31, ( Dol ars i n thousands, except per share amounts) 2020 2020 2020 2020 2019 Adj usted net non-int erest expense t o average asets rati o: N on- i nt erest expenses $59,298 $55, 297 $52,726 $54, 753 $52, 61 Transaction costs — (827) — — — Adj usted non-i nt erest expense 59, 298 54, 470 52, 726 54, 753 52, 661 Total non-i nt erest income 22,386 10,493 20, 029 7, 47 8, 666 Gain on sale of subsidi ary or divison — — ( 9, 758) — — Adj usted non- interest i ncome $22, 386 $10,493 $10,271 $7, 47 $8, 666 Adj ust ed net non-i nt erest expenses $36,912 $43, 97 $42, 455 $47,276 $43, 995 Average t otal assets $5,788, 549 $5, 518,708 $5, 487, 072 $4, 906, 547 $5, 050,860 Adj ust ed net non-i nt erest expense t o average assets rat io 2. 54% 3.17% 3. 1% 3.88% 3. 46% Tot al st ockhol ders' equity $726,781 $693, 842 $656,871 $589, 347 $636,590 Preferred st ock liquidation preference (45,000) (45,000) (45,000) — — Tot al common stockhol ders' equit y 681,781 648, 842 611, 871 589,347 636, 590 Goodwil and ot her intangi bl es ( 189, 922) ( 192, 041) (186,162) (188,208) (190,286) Tangi ble common stockholder s' equit y $491, 859 $456,801 $425, 709 $401,139 $446, 304 Common shares out standing at end of period 24,868,218 24, 851,601 24, 202,686 24, 101, 120 24, 964, 961 Tangible bok value per share $19. 78 $18. 38 $17.59 $16.64 $17.88 Tot al asset s at end of period $5, 935,791 $5, 836,787 $5, 617,493 $5, 353,729 $5, 060,297 Goodwil and other i ntangi bles (189,922) (192,041) ( 186, 162) ( 188, 208) (190,286) Tangible aset s at period end $5, 745,869 $5, 644,746 $5, 431,331 $5, 165,521 $4, 870, 011 Tangible common stockhol ders' equity rat io 8. 56% 8. 09% 7. 84% 7.77% 9.16% Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding Triumph's operational performance and to enhance investors' overall understanding of such financial performance. The non-GAAP measures used by Triumph include the following: • “Adjusted diluted earnings per common share” is defined as adjusted net income available to common stockholders divided by adj usted weighted average diluted common shares outstanding. Excluded from net income available to common stockholders are material gains and expenses related to merger and acquisition-related activities, including divestitures, net of tax. In our judgment, the adjustments made to net income available to common stockholders allow management and investors to better assess our performance in relation to our core net income by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business. Weighted average diluted common shares outstanding are adjusted as a result of changes in their dilutive properties given thegain and expense adjustments described herein. • "Common stockholders' equity" is defined as total stockholders' equity less preferred stock. • "Tangible common stockholders' equity" is defined as common stockholders' equity less goodwill and other intangible assets. • "Total tangible assets" is defined as total assets less goodwill and other intangible assets. • "Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding.This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets. • "Tangible common stockholders' equity ratio" is defined as the ratio of tangible common stockholders' equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets. • "Return on Average Tangible Common Equity" is defined as net income available to common stockholders divided by average tangible common stockholders' equity. • "Adjusted efficiency ratio" is defined as non-interest expenses divided by our operating revenue, which is equal to net interest income plus non- interest income. Also excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures. In our judgment, the adjustments made to operating revenue and non-interest expense allow management and investors to better assess our performance in relation to our core operating revenue by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business. • "Adjusted net non-interest expense to average total assets" is defined as non-interest expenses net of non-interest income divided by total average assets. Excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures. This metric is used by our management to better assess our operating efficiency.

Appendix TriumphPay

PAGE 34 TriumphPay is the payments network for trucking, creating frictionless presentment, audit and payment of invoices +

TRIUMPHPAY INTEGRATIONS ARE THE FOCUS

Brokers	Factors	Carriers*	Payment Volume**
482	60	135K+	$13.7 Billion

TRIUMPH PAY | HubTran

TRANSPLACE
TRINITY A BURRIS LOGISTICS COMPANY
SCHNEIDER
BNSF LOGISTICS
ARMSTRONG TRANSPORT GROUP
REDWOOD

ARRIVE LOGISTICS

ECHO
CRESTMARK VENDOR FINANCE
FLS TRANSPORT
PHOENIX CAPITAL GROUP
England Carrier Services
FirstLine Funding Group
Orange Commercial Credit

* Unique carriers paid in the last 12 months.
** Annualized payment volume of TriumphPay in 2Q21 $13.7B. HubTran customers present an additional $13B payment opportunity.
Source: Company filings

TRIUMPH PAGE 35

PAGE 36 TRIUMPHPAY INTEGRATIONS ARE THE FOCUS KEY PERFORMANCE INDICATORS 25 New Brokers in 2Q21 5 New Factors in 2Q21 Top 20 Factors Represent 75% of the Factor Industry Top 25 Brokers Represent 40% of the Broker Industry

TOTAL ADDRESSABLE MARKET

FOR-HIRE TRUCKING
~$420 Billion*

TRIUMPH PAY

BROKERED FREIGHT
~$170 Billion*

CONTRACT SHIPPING
~$250 Billion*

In 2Q21, TriumphPay paid an annualized

$11.2 billion on behalf of 250 freight broker clients

In 2Q21, TriumphPay paid an annualized

$2.5 billion on behalf of 36 contract shipping clients

* This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph's own portfolio data
Source: Company filings

TRIUMPH
PAGE 37

PAGE 38 TOTAL ADDRESSABLE MARKET: PAYMENT VOLUME * This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data Sou rce: Company filings

PAGE 39 TOTAL ADDRESSABLE MARKET: PARTICIPANTS * This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data ** Uniqu e carriers paid in the last 12 months Sou rce: Company filings